                                                                    Ex-99(j)(m)

                                  APPENDIX A

                               DISTRIBUTION PLAN
                            WELLS FARGO FUNDS TRUST

Funds Trust                                                               Maximum
Funds and Share Classes                                                Rule 12b-1 Fee
-----------------------                                                --------------
1.   Asset Allocation Fund
        Class B                                                             0.75
        Class C                                                             0.75

2.   California Limited-Term Tax-Free Fund
        Class C                                                             0.75

3.   California Tax-Free Fund
        Class B                                                             0.75
        Class C                                                             0.75

4.   Colorado Tax-Free Fund
        Class B                                                             0.75

5.   Common Stock Fund
        Class B                                                             0.75
        Class C                                                             0.75

6.   C&B Large Cap Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

7.   C&B Mid Cap Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

8.   Diversified Equity Fund
        Class B                                                             0.75
        Class C                                                             0.75

9.   Dow Jones Target Today Fund
        Class B                                                             0.75
        Class C                                                             0.75

10.  Dow Jones Target 2010 Fund
        Class B                                                             0.75
        Class C                                                             0.75

11.  Dow Jones Target 2020 Fund
        Class B                                                             0.75
        Class C                                                             0.75

12.  Dow Jones Target 2030 Fund
        Class B                                                             0.75
        Class C                                                             0.75

13.  Dow Jones Target 2040 Fund
        Class B                                                             0.75
        Class C                                                             0.75

14.  Emerging Markets Focus Fund
        Class B                                                             0.75
        Class C                                                             0.75

15.  Endeavor Large Cap Fund
        Class B                                                             0.75
        Class C                                                             0.75

16.  Endeavor Select Fund
        Class B                                                             0.75
        Class C                                                             0.75

Funds Trust                                                               Maximum
Funds and Share Classes                                                Rule 12b-1 Fee
-----------------------                                                --------------
17.  Equity Income Fund
        Class B                                                             0.75
        Class C                                                             0.75

18.  Equity Index Fund
        Class B                                                             0.75

19.  Equity Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

20.  Government Securities Fund
        Class C                                                             0.75

21.  Growth Balanced Fund
        Class B                                                             0.75
        Class C                                                             0.75

22.  Growth Equity Fund
        Class B                                                             0.75
        Class C                                                             0.75

23.  Growth Fund
        Class C                                                             0.75

24.  High Yield Bond Fund
        Class B                                                             0.75
        Class C                                                             0.75

25.  Income Plus Fund
        Class B                                                             0.75
        Class C                                                             0.75

26.  Inflation-Protected Bond Fund
        Class B                                                             0.75
        Class C                                                             0.75

27.  Intermediate Government Income Fund
        Class B                                                             0.75
        Class C                                                             0.75

28.  International Core Fund
        Class B                                                             0.75
        Class C                                                             0.75

29.  International Equity Fund
        Class B                                                             0.75
        Class C                                                             0.75

30.  International Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

31.  Large Cap Appreciation Fund
        Class B                                                             0.75
        Class C                                                             0.75

32.  Large Company Core Fund
        Class B                                                             0.75
        Class C                                                             0.75

33.  Large Company Growth Fund
        Class B                                                             0.75
        Class C                                                             0.75

34.  Liquidity Reserve Money Market Fund                                    0.00

35.  Mid Cap Growth Fund
        Class B                                                             0.75
        Class C                                                             0.75

Funds Trust                                                               Maximum
Funds and Share Classes                                                Rule 12b-1 Fee
-----------------------                                                --------------
36.  Minnesota Tax-Free Fund
        Class B                                                             0.75
        Class C                                                             0.75

37.  Moderate Balanced Fund
        Class B                                                             0.75
        Class C                                                             0.75

38.  Money Market Fund
        Class B                                                             0.75

39.  Municipal Bond Fund
        Class B                                                             0.75
        Class C                                                             0.75

40.  National Limited-Term Tax-Free Fund
        Class B                                                             0.75
        Class C                                                             0.75

41.  National Tax-Free Fund
        Class B                                                             0.75
        Class C                                                             0.75

42.  Overland Express Sweep Fund                                            0.25

43.  Short Duration Government Bond Fund
        Class B                                                             0.75
        Class C                                                             0.75

44.  Short-Term Municipal Bond Fund
        Class C                                                             0.75

45.  Small Cap Growth Fund
        Class B                                                             0.75
        Class C                                                             0.75

46.  Small Cap Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

47.  Small Company Growth
        Class B                                                             0.75
        Class C                                                             0.75

48.  Small Company Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

49.  Specialized Financial Services Fund
        Class B                                                             0.75
        Class C                                                             0.75

50.  Specialized Health Sciences Fund
        Class B                                                             0.75
        Class C                                                             0.75

51.  Specialized Technology Fund
        Class B                                                             0.75
        Class C                                                             0.75

52.  Stable Income Fund
        Class B                                                             0.75
        Class C                                                             0.75

53.  Strategic Income Fund
        Class B                                                             0.75
        Class C                                                             0.75

54.  Strategic Small Cap Value Fund
        Class C                                                             0.75

Funds Trust                                                               Maximum
Funds and Share Classes                                                Rule 12b-1 Fee
-----------------------                                                --------------
55.  Total Return Bond Fund
        Class B                                                             0.75
        Class C                                                             0.75

56.  Ultra-Short Duration Bond Fund
        Class B                                                             0.75
        Class C                                                             0.75

57.  U.S. Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

58.  Value Fund
        Class B                                                             0.75
        Class C                                                             0.75

59.  WealthBuilder Conservative Allocation Portfolio                        0.75

60.  WealthBuilder Equity Portfolio                                         0.75

61.  WealthBuilder Growth Allocation Portfolio                              0.75

62.  WealthBuilder Growth Balanced Portfolio                                0.75

63.  WealthBuilder Moderate Balanced Portfolio                              0.75

64.  WealthBuilder Tactical Equity Portfolio                                0.75

65.  Wisconsin Tax-Free Fund
        Class C                                                             0.75

66.  Wisconsin Tax-Free Fund
        Class C                                                             0.75

Most recent annual approval by the Board of Trustees: March 31, 2006 Appendix A amended: November 8, 2006